UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 12, 2013
DATE OF EARLIEST EVENT REPORTED: August 12, 2013

000-53725
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Private Placement

On August 12, 2013, PEDEVCO Corp. (the “Company”, “we” and “us”) completed the closing of a private placement (the “Private Placement”) pursuant to which it sold (a) 7,333,334 shares of its common stock (the “Common Stock”) at a price of $3.00 per share, which included rights to the following warrants (b) three-year warrants exercisable on a cash basis only for (i) an aggregate of 733,334 shares of Common Stock at $3.75 per share, (ii) an aggregate of 733,334 shares of Common Stock at $4.50 per share, and (iii) an aggregate of 733,334 shares of Common Stock at $5.25 per share, to two investors for aggregate proceeds to the Company in connection with such subscription of $22 million, $20 million of which securities were acquired by Yao Hang Finance (Hong Kong) Limited (the “Lead Investor”), the lead investor in the Private Placement (defined below), and $2 million of which securities were acquired by an outside investor (the “Outside Investor”).  The Company does not plan to have any additional closings of the Private Placement.

The Lead Investor paid $10 million in cash at the closing, and entered into a Common Stock and Warrant Subscription Agreement (the “Subscription Agreement”), First Amendment to Common Stock and Warrant Subscription Agreement (the “Amendment”), and full-recourse promissory note (the “Note”), which Amendment and Note require that it pay the balance $10 million in cash due no later than December 1, 2013, with 3,333,333 of the shares of Common Stock issued to the Lead Investor in the Private Placement, as well as warrants exercisable for (i) an aggregate of 333,333 shares of Common Stock at $3.75 per share, (ii) an aggregate of 333,333 shares of Common Stock at $4.50 per share, and (iii) an aggregate of 333,333 shares of Common Stock at $5.25 per share, being held in escrow by the Company pending the Lead Investor’s payment in full of the $10 million due under the Note.  The Outside Investor also entered into a Subscription Agreement, Amendment and Note, which Amendment and Note require that it pay the $2 million purchase price for the Common Stock and warrants no later than September 11,  2013, with all shares and warrants issued to the Outside Investor in the Private Placement being held in escrow by the Company pending the Outside Investor’s payment in full of the $2 million due under the Note.  A required term and condition of the Private Placement is that the Company complete its planned uplisting to the NYSE MKT.

The Company plans to use the proceeds from the Private Placement as follows: (i) development of existing assets of the Company; (ii) acquisition of additional assets; (iii) repayment of debt; (iv) general working capital purposes; and (v) up to $20,000,000 may be applied by the Company towards possible acquisition of oil and gas interests currently being evaluated by the Company in Asia.  The Company expects to use the additional funds raised through the exercise of the warrants, if exercised, for development of existing assets, acquisition of additional assets, repayment of debt, and general working capital expenses.

Following the closing of the Private Placement, and for so long as the Lead Investor continues to hold at least 10% of the capital stock of the Company, calculated on an issued and outstanding basis (i.e., remains a “10% Shareholder”), the Lead Investor is entitled to nominate one director to the Company's Board of Directors reasonably acceptable to the Company, provided that such director must be, and remain, an “independent director” as defined in the NYSE MKT rules governing members of boards of directors and must meet the required standards of independence for purposes of Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

All shares of Common Stock were issued and sold pursuant to a form of Subscription Agreement, Amendment and Note, and all of the warrants were issued pursuant to a form of Warrant for the Purchase of Common Stock. The foregoing descriptions of the Subscription Agreement, Warrant for the Purchase of Common Stock, Amendment and Note are qualified in their entirety by reference to the full text thereof which are filed as Exhibits 10.1, 4.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As described above under Item 1.01, on August 12, 2013, the Company sold 7,333,334 shares of Common Stock at a price of $3.00 per share, and three-year warrants exercisable on a cash basis for (i) an aggregate of 733,334 shares of Common Stock at $3.75 per share, (ii) an aggregate of 733,334 shares of Common Stock at $4.50 per share, and (iii) an aggregate of 733,334 shares of Common Stock at $5.25 per share, for aggregate proceeds to the Company of $22 million, $10 million of which is due and payable by the Lead Investor by December 1, 2013 under a full-recourse promissory note, and $2 million of which is due and payable by the Outside Investor by September 11, 2013 under a full-recourse promissory note.  The Company plans to use the proceeds from the Private Placement as follows: (i) development of existing assets of the Company; (ii) acquisition of additional assets; (iii) repayment of debt; (iv) general working capital purposes; and (v) up to $20,000,000 may be applied by the Company towards possible acquisition of oil and gas interests currently being evaluated by the Company in Asia.  The Company expects to use the additional funds raised through the exercise of the warrants, if exercised, for development of existing assets, acquisition of additional assets, repayment of debt, and general working capital expenses.

All shares of Common Stock were issued and sold pursuant to a form of Subscription Agreement, Amendment and Note, and the warrants were granted pursuant to a form of Warrant for the Purchase of Common Stock, each filed as exhibits to this Current Report and incorporated in this Item 3.02 by reference.

The issuances and grants described above were exempt from registration pursuant to Section 4(2), Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended, since the foregoing issuances did not involve a public offering, the recipients took the securities for investment and not resale, we took appropriate measures to restrict transfer, and the recipients were either (a) “accredited investors”; (b) had access to similar documentation and information as would be required in a Registration Statement under the Act; and/or (c) were non-U.S. persons.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

4.1*	Form of Warrant for the Purchase of Common Stock
10.1*	Form of Common Stock and Warrant Subscription Agreement
10.2*	Form of First Amendment to Common Stock and Warrant Subscription Agreement
10.3*	Form of Promissory Note

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and Chief Executive Officer

Date: August   12, 2013

EXHIBIT INDEX

4.1*	Form of Warrant for the Purchase of Common Stock
10.1*	Form of Common Stock and Warrant Subscription Agreement
10.2*	Form of First Amendment to Common Stock and Warrant Subscription Agreement
10.3*	Form of Promissory Note

* Filed herewith.